UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2008

TeamStaff, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-18492

New Jersey (State or other jurisdiction of incorporation or organization)	22-1899798 (I.R.S. Employer Identification No.)

1 Executive Drive
Somerset, NJ 08873
(Address and zip code of principal executive offices)

(877) 523-9897
(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 18, 2008, TeamStaff, Inc. (“TeamStaff”) issued a press release regarding TeamStaff’s preliminary financial results for its fiscal quarter ended March 31, 2008. A copy of this press release is attached hereto as Exhibit 99.1. The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

In its press release issued on April 18, 2008 and attached as Exhibit 99.1 to this Current Report, TeamStaff also announced that it was recently informed by a key Department of Justice (“DOJ”) official that the DOJ has no intent to charge TeamStaff or any of its subsidiaries or employees in connection with the federal investigation of contract practices at various government owned/contractor operated facilities.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated April 18, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.
By:	/s/ Rick Filippelli
Name:	Rick Filippelli
Title:	President and Chief Executive Officer
Date:	April 18, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 18, 2008